SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of
                  the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-12

                                   THE TORRAY FUND
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                    (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

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        (2)      Aggregate number of securities to which transaction applies:

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        (3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)      Proposed maximum aggregate value of transaction:

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        (5)      Total fee paid:

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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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
                 PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY


                                 The Torray Fund
                         6610 Rockledge Drive, Suite 450
                            Bethesda, Maryland 20817
                            __________________ , 2002



Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of each of the two mutual funds which comprise The Torray Fund (the "Trust") and which are advised by The Torray Corporation: The Torray Fund and The Torray Institutional Fund. The meeting is being called in order to consider the proposed election of each of the five current Trustees of the Trust and to elect five new Trustees to the Board of the Trust.

         PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

If you have any questions regarding this matter or need assistance in completing your proxy card, please contact us at (800) 626-9769.



                                 Sincerely,


                                 William M Lane
                                 President and Chairman of the Board

                                 THE TORRAY FUND

                                 THE TORRAY FUND

                          THE TORRAY INSTITUTIONAL FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



To the Shareholders of The Torray Fund:

Notice is hereby given that a Special Meeting of Shareholders of The Torray Fund (the "Trust") will be held on _______, 2002, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Trust at 6610 Rockledge Drive, Suite 450, Bethesda, MD 20817, for the purpose of considering and acting on the following matters:

                     To elect ten Trustees of the Trust.

         The close of business on _______, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.



                                                        By Order of the Trustees



                                                        WILLIAM M Lane,
                                                        Secretary
------------------ , 2002




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                             YOUR VOTE IS IMPORTANT


In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.


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


                                 The Torray Fund
                         6610 Rockledge Drive, Suite 450
                            Bethesda, Maryland 20817

                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Torray Fund, a Massachusetts business trust (the "Trust") comprised of two series, The Torray Fund and The Torray Institutional Fund (each a "Fund"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on _______, 2002. All persons who are shareholders of one or both of the Funds as of _______, 2002, (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 6610 Rockledge Drive, Suite 450, Bethesda, MD 20817. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is _______, 2002.

         Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of each candidate. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

         The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

         The Trust will furnish, without charge, a copy of the Trust's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 626-9769. The annual report will be mailed to you by first-class mail within three business days of your request.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

         You are being asked to use the enclosed proxy to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Five of the nominees, Messrs. Lane, Ellis, Moltz, Schotland and Shaner, presently are Trustees of the Trust. Ms. Nunley and Ms. Kavanagh and Messrs. Eby, MacCartee, and Torray are being nominated to the Board for their initial term. If all the nominees to the Trust's Board are elected at the Meeting, the Board's membership will increase from five to ten members. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

         Trustees receiving a plurality vote shall be elected.

NAME, AGE AND POSITION                     YEAR OF ELECTION OR
WITH THE TRUST                                 APPOINTMENT        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
========================================= ====================== ===================================================
Douglas C. Eby*                                    N/A           Vice President and Treasurer of the Trust;
Age:  42                                                         President, Robert E. Torray & Co., Inc.; and Vice
Trustee Nominee                                                  President and Treasurer, The Torray Corporation, Bethesda, Maryland
Vice President and Treasurer of the
Trust

Carl C. MacCartee, Jr., M.D.                       N/A           Partner, MacCartee, Haas, Grossman, Connell &
Age: 60                                                          Shaffer, M.D., P.A. Chevy Chase, Maryland (orthopedic
Trustee Nominee                                                  surgery)

Charlene R. Nunley                                 N/A           President, Montgomery College, Rockville, Maryland
Age: [  ]
Trustee Nominee

Robert E. Torray*                                  N/A           Chairman, Robert E. Torray & Co. Inc. and
Age: 64                                                          President, The Torray Corporation, Bethesda, Maryland
Trustee Nominee

Patricia Kavanagh, M.D.                            N/A           Medical Doctor; Currently resident at the Neurological Institute at
Age: 52                                                          Columbia-Presbyterian Medical Center, New York, New York; Director,
Trustee Nominee                                                  Grant's Financial Publishing Corporation, publisher of Grant's
                                                                 Interest Rate Observer

William M Lane*                                  1990            Vice President, Secretary and Treasurer, Robert
Age:  51                                                         E. Torray & Co., Inc.; Vice President and
Chairman of the Board,                                           Secretary, The Torray Corporation, Bethesda, Maryland
President and Secretary of the Trust

Bruce C. Ellis                                    1993           Private investor. Director, Shepards Foundation (charity);
Age: 57                                                          Director, Rushmore Funds and Rushmore/Capiello Funds, Bethesda,
Trustee                                                          Maryland

Robert P. Moltz                                   1990           President and Chief Executive Officer, Weaver
Age:  54                                                         Bros. Insurance Associates, Inc., Bethesda, Maryland
Trustee

Roy A. Schotland                                  1990           Professor of Law, Georgetown University Law
Age: 68                                                          Center, Washington, D.C.; Director, Custodial Trust Company,
Trustee

Wayne H. Shaner                                   1993           Vice President, Investments, Lockheed Martin
Age: 54                                                          Corporation and Lockheed Martin Investment
Trustee                                                          Management Company, Bethesda, Maryland; Member, Investment
                                                                 Committee, Maryland State Retirement System

         --------------------

* Messrs. Eby, Lane, and Torray, by virtue of their employment with The Torray Corporation, the Trust's investment adviser, are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

         During the fiscal year ended December 31, 2001, the Trustees held three meetings. All incumbent Trustees of the Trust attended at least 75% of the meetings. The Trust currently does not have a nominating, audit or compensation committee.

         As of the Record Date, neither the foregoing Trustee nominees individually nor Trustees and officers of the Trust as a whole owned beneficially more than 1% of the outstanding Shares of the Trust or of any series of the Trust.

         The following table sets forth information regarding all compensation paid by the Trust to its current Trustees who are nominees for re-election for their services as trustees during the fiscal year ended December 31, 2001. The Trust has no pension or retirement plans.


                               COMPENSATION TABLE

                                                                                    TOTAL
NAME AND POSITION                           AGGREGATE COMPENSATION FROM     COMPENSATION FROM THE
WITH THE TRUST                                       THE TRUST                  FUND COMPLEX*
========================================== ============================== ==========================
William M Lane**                                   $  0                           $  0

Bruce C. Ellis                                      $ 13,000                       $ 13,000

Robert P. Moltz                                     $ 13,000                       $ 13,000

Roy A. Schotland                                    $ 13,000                       $ 13,000

Wayne H. Shaner                                     $ 13,000                       $ 13,000

--------------------
* The Fund Complex consists only of the two separate series in the Trust.

** Mr. Lane is considered to be an "interested person" of the Trust and therefore is not compensated for his services as Trustee.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Trust:

NAME, AGE AND POSITION                   YEAR OF APPOINTMENT             PRINCIPAL OCCUPATION
WITH THE TRUST
====================================== ========================= ======================================
William M Lane                                                  Vice President, Secretary and
Age:  51                                                         Treasurer, Robert E . Torray & Co.,
President and Secretary of the Trust                             Inc.; Vice President and Secretary,
                                                                 The Torray Corporation; Secretary
                                                                 and Treasurer, Birmingham Capital
                                                                 Management Co., Inc.

Douglas C. Eby                                                   Vice President and Treasurer of the
Age:  42                                                         Trust;  President, Robert E. Torray
Vice President and Treasurer of the                              & Co., Inc.; and Vice President and
Trust                                                            Treasurer, The Torray Corporation

----------------



         The President, Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Trust receive compensation from the Trust.


         THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                     FURTHER INFORMATION REGARDING THE TRUST

         The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:


                                                            SHARES
     FUND                                                OUTSTANDING
     =========================================== =============================
     The Torray Fund

     The Torray Institutional Fund

         Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of [Record Date] for each of the Funds with respect to each person or group known by the Trust to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities:

                                   NAME AND ADDRESS              AMOUNT OF RECORD OR
FUND                            OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP       PERCENT OF CLASS
========================== =============================== =============================== =================
The Torray Fund

The Torray
Institutional Fund


INVESTMENT ADVISER & DISTRIBUTOR

         The Torray Corporation, 6610 Rockledge Drive, Suite 450, Bethesda, MD 20817, serves as investment adviser to The Torray Fund and The Torray Institutional Fund. Robert E. Torray, who is a nominee for election as a Trustee, owns 64% of The Torray Corporation.

         The Trust serves as distributor of shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to its shares.

INDEPENDENT PUBLIC ACCOUNTANTS

Briggs Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103, currently serves as independent public accountants for the Trust. Neither Briggs Bunting & Dougherty, LLP nor any of its members have any material direct or indirect financial interest in the Trust and they have confirmed to the Trust that they are independent accountants with respect to each fund. Representatives of Briggs Bunting & Dougherty, LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises.

                             ADDITIONAL INFORMATION


         With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) 40% of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the Proposal, for which the required vote is a plurality of the votes cast. The Trust will bear all costs associated with the solicitation of proxies from the Trust's Shareholders.

         Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.


                                                     By Order of the Trustees



                                                     WILLIAM M Lane, Secretary


______________, 2002

                 PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                                 THE TORRAY FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 _______, 2002

     The undersigned hereby appoints William M Lane and/or Douglas C. Eby or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of The Torray Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Eastern Time, on _______, 2002, at 6610 Rockledge Drive, Suite 450, Bethesda, MD 20817, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR each of the Nominees:

-------------------------------------------------------------------------- ------------------- ----------------------
Proposal:                                                                                            WITHHOLD
-------- -
To approve the election of Trustees.                                              FOR                AUTHORITY
-------------------------------------------------------------------------- ------------------- ----------------------
To vote for ALL Nominees check this box:                                          [ ]                   [ ]

To withhold your vote for a particular Nominee(s), mark the boxes below:
     (1) Douglas C. Eby                                                                                 [ ]
     (2) Carl C. MacCartee, Jr., M.D.                                                                   [ ]
     (3) Charlene R. Nunley                                                                             [ ]
     (4) Robert E. Torray                                                                               [ ]
     (5) Patricia Kavanagh, M.D.                                                                        [ ]
     (6) Bruce C. Ellis                                                                                 [ ]
     (7) William M Lane                                                                                [ ]
     (8) Robert P. Moltz                                                                                [ ]
     (9) Roy A. Schotland                                                                               [ ]
    (10) Wayne H. Shaner                                                                                [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                           Dated _____________________


                           ______________________________________________
                           Name of Shareholder(s) -- Please print or type

                           ______________________________________________
                           Signature(s) of Shareholder(s)

                           ______________________________________________
                           Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

         PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                          THE TORRAY INSTITUTIONAL FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                _______, 2002

     The undersigned hereby appoints William M Lane and/or Douglas C. Eby or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of The Torray Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Eastern Time, on _______, 2002, at 6610 Rockledge Drive, Suite 450, Bethesda, MD 20817, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR each of the Nominees:

--------------------------------------------------------------------------- ------------------- ----------------------
Proposal:                                                                                             WITHHOLD
-------- -
To approve the election of Trustees.                                               FOR                AUTHORITY
--------------------------------------------------------------------------- ------------------- ----------------------
To vote for ALL Nominees check this box:                                          [ ]                    [ ]

To withhold your vote for a particular Nominee(s), mark the boxes below:
     (1) Douglas C. Eby                                                                                 [ ]
     (2) Carl C. MacCartee, Jr., M.D.                                                                   [ ]
     (3) Charlene R. Nunley                                                                             [ ]
     (4) Robert E. Torray                                                                               [ ]
     (5) Patricia Kavanagh, M.D.                                                                        [ ]
     (6) Bruce C. Ellis                                                                                 [ ]
     (7) William M Lane                                                                                [ ]
     (8) Robert P. Moltz                                                                                [ ]
     (9) Roy A. Schotland                                                                               [ ]
    (10) Wayne H. Shaner                                                                                [ ]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                           Dated _____________________


                           ______________________________________________
                           Name of Shareholder(s) -- Please print or type

                           ______________________________________________
                           Signature(s) of Shareholder(s)

                           ______________________________________________
                           Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

         PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.